                                                              [FORTIS LOGO]

Fortis Series Fund Prospectus

May 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

Mailing address:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Street address:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

Telephone: (651) 738-4000
Toll free: (800) 800-2000, extension 3012

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                PAGE
The Series
  Money Market Series.......................................      1
  Global Growth Series......................................      2
  Growth Stock Series.......................................      3

Shareholder Information
  Separate accounts and the contracts.......................      4
  Pricing of Series shares..................................      4
  Purchase and redemption of Series shares..................      4
  Transfers among subaccounts...............................      4
  Dividends and distributions...............................      4
  Taxation..................................................      4
  Contract owner inquiries..................................      4

Series Management
  Investment adviser........................................      5

More Information on Series Objectives, Investment Strategies
  and Risks Objectives......................................      6
  Objectives................................................      6
  Investment strategies.....................................      6
  Principal risks...........................................      6

Financial Highlights........................................      9

THE SERIES
--------------------------------------------------------------------------------

This section briefly describes the objectives, principal investment strategies and principal risks of Money Market Series, Global Growth Series and Growth Stock Series (the "Series"). It also provides you with information on how the Series have performed. For further information on a Series, please read the section entitled "More Information on Series Objectives, Investment Strategies and Risks."

Shares of the Series may be purchased only by the separate accounts of insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. An affiliate of the investment adviser to the Series also acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain Series. The Series are not duplicates of these retail mutual funds and their performance will differ.

An investment in a Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MONEY MARKET SERIES

OBJECTIVE

Money Market Series' objectives are high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Money Market Series pursues its objective by investing in high quality, short-term debt obligations, including:

    - commercial paper;

    - obligations of United States, Canadian-chartered and foreign banks having total assets in excess of one billion dollars, including certificates of deposits, letters of credit and bankers' acceptances;

    - obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

    - other corporate debt obligations; and

    - repurchase agreements in connection with the above obligations.

The Series' sub-adviser, Hartford Investment Management Company, selects securities based on yield relationships among the various types and maturities of money market securities and the sub-adviser's interest rate outlook. For example, the sub-adviser may focus on commercial paper if it offers a yield advantage over other money market instruments. In selecting commercial paper investments, the sub-adviser may purchase longer-maturity securities if interest rates are expected to fall. These purchases would be made to try to preserve the Series' income level, since longer maturity investments typically have higher yields than those with shorter maturities. Conversely, shorter maturities may be favored if interest rates are expected to rise.

Unlike a traditional money market mutual fund, the Series does not attempt to maintain its net asset value at any set price. The Series does, however, attempt to maintain a high level of capital stability by investing only in U.S. dollar-denominated securities that mature in 397 days or less, except that obligations issued by the United States Government, its agencies or instrumentalities may have maturities of up to 762 days. The Series may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the Series to consider some of the securities to have maturities shorter than their stated maturity dates. Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less. All of the Series' investments must be in high quality securities which have been determined by the Series' sub-adviser to present minimal credit risk.

PRINCIPAL RISKS

Money Market Series' share price and yield will change daily because of changes in interest rates and other factors. The principal risks of investing in Money Market Series include:

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - INTEREST RATE RISK. Debt obligations in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Securities with longer maturities generally have more volatile prices than securities of comparable quality with shorter maturities.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - FOREIGN INVESTMENT RISKS. The Series' investment in dollar denominated foreign securities involve dollar denominated risks not typically associated with U.S. investing. These include political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest and less stringent banking regulations.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Money Market Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table illustrates the Series' performance over different time periods. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[FORTIS ANNUAL TOTAL RETURN BAR GRAPH]

                                                                          MONEY MARKET SERIES
                                                                          -------------------
1991                                                                             5.92
1992                                                                             3.36
1993                                                                             2.77
1994                                                                             3.92
1995                                                                             5.71
1996                                                                             5.17
1997                                                                             5.34
1998                                                                             5.32
1999                                                                             4.96
2000                                                                             6.23

* The Series' total return for the period from January 1, 2001 through March 31, 2001 was 1.34%.

BEST QUARTER:              1.83%    quarter ended March 31, 1991
WORST QUARTER:             0.66%    quarter ended June 30, 1993

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000

                                     ONE YEAR    FIVE YEARS    TEN YEARS
                                     --------    ----------    ---------
Money Market Series..............     6.23%        5.40%         4.86%

GLOBAL GROWTH SERIES

OBJECTIVE

The objective of Global Growth Series is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Global Growth Series pursues its objective by investing primarily (at least 65% of total assets) in common stocks of issuers located in various developed countries and regions of the world, including the United States, Canada, the United Kingdom, other Western European nations, Japan and Australia. The Series focuses primarily on established growth companies with one or more of the following characteristics:

    - a dominant market position,

    - superior growth prospects,

    - strong management with a focused growth strategy, and

    - the ability to finance future growth.

The Series also may invest in common stocks of U.S. and non-U.S. emerging growth companies. These companies generally have smaller capitalizations than established growth companies. In selecting emerging growth companies, the Series' sub-adviser, Wellington Management Company LLP, looks for companies that it believes:

    - have the potential for earnings growth over time that is above the growth rate of more established companies, or

    - are early in their life cycles and have the potential to become major enterprises.

Although the Series invests primarily in common stocks of issuers located in developed countries, the Series also may invest in less developed markets of the world. In selecting emerging market securities, the Series' sub-adviser looks for companies with characteristics similar to those of companies in developed countries. These companies have the potential to benefit from the economic growth of the developing region.

PRINCIPAL RISKS

Global Growth Series' share price will change daily because of changes in the values of the securities held by the Series. You may lose money if you invest in the Series. The principal risks of investing the Global Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of common stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of established and emerging growth companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF GROWTH STOCKS. The Series invests in stocks of both established and emerging growth companies. If the Series' sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.

    - RISKS OF SMALLER-CAPITALIZATION COMPANIES. The securities of both U.S. and non-U.S. smaller-capitalization companies involve greater risk than is customarily associated with investments in larger companies. Smaller-capitalization companies often have limited product lines, markets or financial resources and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Global Growth Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                         GLOBAL GROWTH SERIES
                                                                         --------------------
1993                                                                             17.92
1994                                                                             -2.98
1995                                                                             30.49
1996                                                                             19.10
1997                                                                              6.82
1998                                                                             11.36
1999                                                                             57.68
2000                                                                            -17.81

* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -20.68%.

BEST QUARTER:          39.86%    quarter ended December 31, 1999
WORST QUARTER:         -20.55%   quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000

                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
Global Growth Series........    -17.81%       12.92%           13.69%
MSCI World Index**..........    -12.92%       12.52%           13.10%

------------------------------

 * Inception date was May 1, 1992.

** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

GROWTH STOCK SERIES

OBJECTIVE

The objective of Growth Stock Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Growth Stock Series invests primarily in common stocks. The Series' sub-adviser, Wellington Management Company LLP, uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The sub-adviser generally invests in stocks of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the sub-adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. The Series may engage in active and frequent trading to achieve its principal investment strategies.

The Series' investments may include securities traded in the over-the-counter markets.

Under normal market conditions, the Series invests primarily in common stocks of companies with medium market capitalizations ("mid cap companies") that the Series' sub-adviser believes have superior growth potential. The Series' sub-adviser defines mid cap companies as companies with a market cap between $3 billion and $8 billion.

PRINCIPAL RISKS

Growth Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes have superior earnings growth potential. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.

    - RISKS OF MID CAP COMPANIES. Mid cap companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.

SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                          GROWTH STOCK SERIES
                                                                          -------------------
1991                                                                             53.50
1992                                                                              2.94
1993                                                                              8.78
1994                                                                             -2.82
1995                                                                             27.66
1996                                                                             16.41
1997                                                                             12.42
1998                                                                             19.01
1999                                                                             55.17
2000                                                                              3.99

* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -23.35%.

BEST
  QUARTER:....   44.29%   quarter ended December 31, 1999
WORST
  QUARTER:....  -17.84%   quarter ended December 31, 2000

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000

                                     ONE YEAR    FIVE YEARS    TEN YEARS
                                     --------    ----------    ---------
Growth Stock Series..............      3.99%       20.24%       18.28%
S&P 400 Midcap Index*............     17.51%       20.38%       17.84%

------------------------------

* An unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in the Series are currently sold to separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis") which fund benefits under variable life insurance policies and variable annuity contracts issued by those companies. These variable life insurance policies and variable annuity contracts are sometimes referred to as "Contracts." As a Contract owner, you allocate the value of your Contract among subaccounts of the separate accounts. Each subaccount invests in a different Series. The rights of the separate accounts as shareholders should be distinguished from your rights as a Contract owner, which are described in your variable life insurance policy or variable annuity contract.

PRICING OF SERIES SHARES

The net asset values of the Series' shares are determined as of the primary closing time of business on the New York Stock Exchange (usually 3 p.m. Central
Time) on each day the exchange is open.

Each Series' net asset value per share is determined by dividing the value of the securities and other assets owned by the Series, less all liabilities, by the number of the Series' shares outstanding. The securities owned by the Series are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by the Series' adviser under supervision of the Board of Directors. In addition, short-term investments with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

A significant portion of certain Series' assets may consist of securities of foreign issuers that trade on weekends or other days when the Series do not price their shares. As a result, the net asset value of each such Series' shares may change on days when the Series is not open for shareholder purchases or redemptions.

PURCHASE AND REDEMPTION OF SERIES SHARES

Series shares are offered only to the separate accounts. On each day when the Series value their assets, shares of the Series may be purchased or redeemed by the separate accounts based upon, among other things, the amounts of net premiums allocated to the separate accounts, dividends and distributions reinvested, transfers to and among subaccounts of the separate accounts, policy loans, loan repayments and benefit payments to be processed on that date. These purchases and redemptions for the separate accounts are effected at the net asset value per share for each Series determined as of that same date.

TRANSFERS AMONG SUBACCOUNTS

You may transfer amounts among the subaccounts available, and may change allocations of premiums as explained in the accompanying prospectus for the Contracts. These transfers have the effect of changing your participation in the various Series. Transfers between subaccounts are not taxable to you under current Federal income tax law.

TAXATION

So long as each Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity contracts and variable life insurance policies, you will not be considered to be an owner of shares of the Series, and income earned with respect to the Contracts will not be taxed to you.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

CONTRACT OWNER INQUIRIES

For further information, please contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. If you are a New York Contract owner, please contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

SERIES MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Fortis Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, served as the investment adviser for the Series during the most recent fiscal year, and also served as the Series' transfer agent and dividend agent. Effective April 2, 2001, HL Investment Advisors, LLC ("HL Advisors") is the interim investment adviser to the Series. Hartford Administrative Services Company, formerly Fortis Advisers, serves as the Series' transfer agent and dividend agent.

On April 2, 2001, The Hartford Financial Services Group ("The Hartford") acquired Fortis Advisers. The Hartford is a leading insurance and financial services company with over $165 billion in assets. HL Advisors is a wholly-owned subsidiary of The Hartford. As a result of the acquisition, HL Advisors became (with approval by the Series' Board of Directors) the interim investment adviser to the Series. Contract holders of record on March 23, 2001 will be asked to approve a definitive investment advisory agreement with HL Advisors at a special meeting of the Series' shareholders, to be held on or about May 31, 2001. As interim investment adviser, HL Advisors is responsible for general management of all Series and has ultimate responsibility (subject to oversight by the Series' Board of Directors) to oversee the sub-advisers hired to manage the Series and recommend the hiring, termination and replacement of sub-advisers. As of December 31, 2000 HL Advisors had over $47.2 billion in assets under management. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

Upon shareholder approval of the investment advisory agreement, each Series will pay HL Advisors a monthly fee for providing investment advisory services. This fee, as a percentage of average daily net assets, will be at the same rate as previously paid by the Series to Fortis Advisers. HL Advisors will not be required to provide transfer agency, registrar or dividend disbursement services under the new investment advisory agreement (as it was under the agreements with Fortis Advisers); however, HL Advisors will bear the costs of those services under a separate agreement with the Series. During their most recent fiscal year, the Series paid the following investment advisory fees to Fortis Advisers.

                                                   ADVISORY FEE
                                                AS A PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                             ------------------------
Money Market Series.........................           .30%
Global Growth Series........................           .70%
Growth Stock Series.........................           .61%

HL Advisors has entered into investment sub-advisory agreements on behalf of each Series. The Series has received an exemptive order from the Securities and Exchange Commission under which the Series uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with approval by the Series' Board of Directors and without obtaining approval from those contract holders that participate in the applicable Series. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement. At the above-referenced shareholder meeting, contract holders of Money Market Series will also be asked to approve a new sub-advisory agreement with Hartford Investment Management Company, an affiliate of HL Advisors.

SUB-ADVISERS

Each Series has a sub-adviser. The sub-advisers provide investment research, advice and supervision and furnish and conduct the management investment programs for the Series, subject to the general control of HL Advisors and the Series' Board of Directors. The sub-adviser of each Series is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any.

MONEY MARKET SERIES. Hartford Investment Management Company ("HIMCO") is the interim investment sub-adviser to Money Market Series. Those individuals owning contracts representing shares in the Series on March 23, 2001 will be asked to approve a definitive investment sub-advisory and management agreement with HIMCO at a special meeting of the Series' shareholders, to be held on or about May 31, 2001. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2000 HIMCO had investment management authority over approximately $65.3 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

William H. Davison, Jr. has been primarily responsible for the day-to-day management of Money Market Series since April 2, 2001. Mr. Davison, Senior Vice President of HIMCO, joined HIMCO in 1990 and has managed debt securities since 1995.

GLOBAL GROWTH SERIES AND GROWTH STOCK SERIES. Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to Global Growth Series and Growth Stock Series. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2000 Wellington Management had investment management authority over approximately $274 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Andrew S. Offit has been primarily responsible for the day-to-day management of Global Growth Series since April 2, 2001. Mr. Offit, Senior Vice President of Wellington Management, joined Wellington Management in 1997 and has managed equity securities since that time. From 1987 to 1997 he worked as an analyst and portfolio manager for Fidelity Investments.

Michael Carmen has been primarily responsible for the day-to-day management of Growth Stock Series since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).

MORE INFORMATION ON SERIES OBJECTIVES, INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES

The Series' objectives, which are described above under "The Series," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of each Series are described above under "The Series." These are the strategies that HL Advisers and the respective sub-advisers believe are most likely to be important in trying to achieve each Series' objective. Of course, there is no guarantee that any Series will achieve its objectives. You should be aware that a Series may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.

SECURITIES LENDING

To generate additional income, Global Growth Series lends its portfolio securities.

TEMPORARY DEFENSIVE MEASURES

In an attempt to respond to adverse market, economic, political or other conditions, a Series may invest all or a portion of its assets for temporary defensive purposes, without limit, in the following manner:

    - Growth Stock Series, may invest in cash, money market instruments, bonds or other debt securities.

    - Global Growth Series may invest in high-quality debt securities of U.S. and non-U.S. issuers, may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or high-quality money market instruments.

During periods when a Series assumes a temporary defensive position, the Series will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Before investing in a Series you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Series' future returns. In general, the greater the volume of buying and selling by the Series, the greater the impact that brokerage commissions and other transaction costs will have on its return.

The Series, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Series may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Series' higher turnover rate may include general market volatility, significant positive or negative developments concerning particular security holdings, an attempt to maintain the Series' market capitalization target and the need to sell holdings to meet redemption activity in the Series. For the fiscal year ended December 31, 2000, Growth Stock Series (120%) had a portfolio turnover rate in excess of 100%. While higher turnover rates may result in increased transaction costs, the Series' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. The "Financial Highlights" section of this Prospectus shows each Series' historical portfolio turnover rate.

Wellington Management and HIMCO have advised the Board of Directors that, in connection with their commencing active management of the Series, they sold a substantial number of existing investments of those Series and reinvested the proceeds in other securities consistent with the Series' investment objectives and policies. As a result, each Series managed by Wellington Management or HIMCO incurred transaction costs in connection with the sale and purchase of these portfolio securities.

PRINCIPAL RISKS

The principal risks of investing in the Series are summarized above under "The Series." More information about Series risks is presented below. Please remember, you may lose money if you invest in a Series.

Global Growth Series and Growth Stock Series are sometimes referred to in this section as the "Equity Series."

    - INTEREST RATE RISK. Money Market Series, is subject to interest rate risk. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise.

    - CREDIT OR DEFAULT RISK. The Money Market Series is subject to credit or default risk. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - INCOME RISK. Money Market Series is subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.

    - RISKS OF COMMON STOCKS. Because of their investments in common stocks, the Equity Series are subject to the following risks:

         Market risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

         Company risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

         Sector risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

    - RISKS OF GROWTH STOCKS. The Equity Series focus on stocks which the Series' sub-adviser believes have the potential for superior earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if the sub-adviser's judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.

    - RISKS OF SMALL CAP COMPANIES. Global Growth Series is subject to the risks of investing in smaller-cap companies. Smaller-cap companies often have limited product lines, markets or financial resources, and they may be dependent on a small, inexperienced management group. The securities of smaller-cap companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The equity securities of smaller-cap companies frequently have experienced greater price volatility in the past than those of larger-cap companies, and they may be expected to do so in the future.

    - RISKS OF MID CAP COMPANIES. The Equity Series are subject to the risks of investing in mid cap companies. Mid cap companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies and therefore may have greater volatility than more established companies.

    - OVER-THE-COUNTER RISK. Each Equity Series may invest in companies whose stocks trade in the over-the-counter market. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF INITIAL PUBLIC OFFERINGS. Each Equity Series may invest in initial public offerings ("IPOs"). Companies making initial public offerings of their stock generally have limited operating histories and prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.

    - RISKS OF FOREIGN INVESTING. Money Market Series and Global Growth Series invest in foreign securities as a principal investment strategy. A Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. These risks include:

         Currency risk. Because the Series invest in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the Series may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. This risk factor does not apply to Money Market Series, which invests only in U.S. dollar denominated obligations.

         Information risk. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

         Foreign securities market risk. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign securities transactions. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Stock markets in emerging markets can be more volatile during periods of investment uncertainty than established major exchanges.

         Political and economic risk. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

    - RISKS OF EMERGING MARKETS. Global Growth Series may invest in emerging markets as a principal investment strategy. Emerging markets tend to be in the less economically developed regions of the world. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.

    - LIQUIDITY RISK. Each Series may invest in illiquid securities which by their nature cannot be sold readily. Money Market Series and Growth Stock Series may invest up to 5% of net assets in illiquid securities. Global Growth Series may invest up to 10% of net assets in illiquid securities. HL Advisors and/or the sub-advisers continuously monitor the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. As a result, more than the stated maximum of a Series' net assets could be invested in illiquid securities. A Series may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

    - RISKS OF SECURITIES LENDING. Each Series may lend up to 33 1/3% of the value of its total assets. When a Series loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. Nevertheless, a Series risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, a Series invests the cash collateral in high grade money market securities, which are subject to credit risk.

    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Equity Series may trade securities frequently and hold securities in their portfolios for one year or less. Frequent purchases and sales of a portfolio securities will increase a Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; an attempt to maintain the Series' market capitalization target; and the need to sell a security to meet redemption activity in the Series.

    - MANAGEMENT RISK. All Series are actively managed by professionals with extensive portfolio management experience and expertise. The performance of a Series will reflect in part the ability of the Series' sub-adviser to select securities which are suited to achieving the Series' investment objectives. Due to their active management, the Series could underperform other mutual funds with similar investment objectives or the market generally.

    - TRANSACTION RISK. Each Series is subject to transaction risk. This means that the Series may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Series assets may increase this risk. This risk may be minimized through an analysis and continuous monitoring, by the Series' primary custodian, of the custodial risks of using the depository.

    - OPPORTUNITY RISK. Each Series is subject to the risk that it may miss out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

    - INFLATION RISK. Even if the principal value of your investment in a Series, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Series shares and distributions may decline, even if their value in dollars increases.

    - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

    Whether the Euro conversion will materially affect the performance of Series investing in foreign securities is uncertain. A Series may be affected by the Euro's impact on the business or financial condition of European issuers held by that Series. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Series hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about the shares of each Series. This information is intended to help you understand each Series' financial performance for the past five years or, if shorter, the period of the Series' operations. Some of this information reflects financial results for a single Series share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Series, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG LLP, independent auditors, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                    MONEY MARKET SERIES                           2000        1999        1998        1997          1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................      $11.20      $11.06      $11.03      $10.94      $10.83
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................         .69         .54         .57         .58         .57
  Net realized and unrealized gain (loss) on investments....          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................         .69         .54         .57         .58         .57
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        (.57)       (.40)       (.54)       (.49)       (.46)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................      $11.32      $11.20      $11.06      $11.03      $10.94
----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................        6.23%       4.96%       5.32%       5.34%       5.17 %
Net assets end of year (000s omitted).......................    $ 93,733    $124,105    $ 77,097    $ 57,009    $ 61,906
Ratio of expenses to average daily net assets...............         .36%        .35%        .35%        .38%        .38 %
Ratio of net investment income to average daily net
  assets....................................................        6.01%       4.88%       5.18%       5.19%       5.14 %
----------------------------------------------------------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
GLOBAL GROWTH SERIES                                       2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................    $34.72         $22.57         $20.29         $19.00         $15.97
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.......................      (.01)            --            .03            .02            .03
  Net realized and unrealized gain (loss) on
    investments and foreign
    currency transactions..............................     (5.50)         12.78           2.27           1.27           3.03
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................     (5.51)         12.78           2.30           1.29           3.06
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................      (.25)          (.03)          (.02)            --           (.03)
  From net realized gains..............................     (3.55)          (.60)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions to shareholders....................     (3.80)          (.63)          (.02)            --           (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................    $25.41         $34.72         $22.57         $20.29         $19.00
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................    (17.81%)        57.68%         11.36%          6.82%         19.10%
Net assets end of year (000s omitted)..................  $403,516       $474,180       $351,476       $353,255       $319,831
Ratio of expenses to average daily net assets..........       .75%           .77%           .75%           .79%           .79%
Ratio of net investment income (loss) to average daily
  net assets...........................................        --           (.01%)          .12%           .12%           .15%
Portfolio turnover rate................................        26%            44%            32%            35%            14%
---------------------------------------------------------------------------------------------------------------------------------

 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
             GROWTH STOCK SERIES                        2000             1999            1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year............       $    45.14       $    41.09       $  36.64       $  32.59       $  28.09
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net..............             (.03)            (.05)           .09            .12            .12
  Net realized and unrealized gain (loss) on
    investments...............................             2.99            17.42           6.40           3.93           4.50
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.........................             2.96            17.37           6.49           4.05           4.62
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net................               --             (.09)          (.13)            --           (.12)
  From net realized gains on investments......            (7.44)          (13.23)         (1.91)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...........            (7.44)          (13.32)         (2.04)            --           (.12)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..................       $    40.66       $    45.14       $  41.09       $  36.64       $  32.59
---------------------------------------------------------------------------------------------------------------------------------
Total return@.................................             3.99%           55.17%         19.01%         12.42%         16.41%
Net assets end of year (000s omitted).........       $1,063,005       $1,044,728       $762,354       $707,155       $661,217
Ratio of expenses to average daily net
  assets......................................              .64%             .66%           .65%           .66%           .67%
Ratio of net investment income (loss) to
  average daily net assets....................             (.08)%           (.18)%          .21%           .33%           .39%
Portfolio turnover rate.......................              120%             175%           106%            19%            30%
---------------------------------------------------------------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

                 [THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

[FORTIS(SM) LOGO]

FORTIS SERIES FUND, INC.
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Prospectus
May 1, 2001

- Series Fund

SEC file numbers: 811-04615

[FORTIS(SM) LOGO]
HL Investment Advisers, LLC (investment adviser)
Woodbury Financial Services, Inc. (principal underwriter; member NASD, SIPC) Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of variable insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com

This prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis.

More information about the Fund is available in the Series' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Series and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during their last fiscal year.

You can obtain a free copy of the Series' SAI and/or free copies of the Series' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Series is available on the Internet. Text-only versions of the Series documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

    The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL) N.V. and Fortis (B).